UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 13, 2024, Knightscope, Inc. (the “Company”) posted an updated corporate slide presentation (the “Presentation”), in which the Company announced that the Company’s revenue in the year ended December 31, 2023 was $12.8 million. The Presentation is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1.

The foregoing revenue information is based on preliminary unaudited information and management estimates for the year ended December 31, 2023, is not a comprehensive statement of the Company’s financial results as of and for the fiscal year ended December 31, 2023, and is subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.

Item 7.01	Regulation FD Disclosure.

On March 13, 2024, the Company posted the Presentation on its investor relations website https://ir.knightscope.com. The Presentation is attached to this Current Report as Exhibit 99.1.

The information contained in Item 2.02 and Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions. Forward-looking statements contained in this Current Report include statements regarding the Company’s preliminary unaudited revenue for the year ended December 31, 2023. Although Knightscope believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks, uncertainties and other important factors that could cause actual results to differ materially from such forward-looking statements, including the factors discussed under the heading “Risk Factors” in Knightscope’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are contained, and Knightscope does not undertake any duty to update any forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 shall be deemed to be furnished, and not filed:

Exhibit	Description

99.1	Presentation.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: March 14, 2024	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chief Executive Officer and President